SUPPLEMENT TO THE SUMMARY PROSPECTUSES,
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Endeavor Select Fund (the “Fund”)

Effective immediately, footnote one to the Annual Fund Operating Expense table in the section entitled “Fund Summary - Fees and Expenses” is updated to reflect the extension of the current cap to November 30, 2021.

In addition, the Fund will reduce Net Operating Expense Caps to 1.03% for Class A, 1.78% for Class C, 0.94% for Administrator Class and 0.70% for Institutional Class.

November 7, 2019	LCIT119/P104SP3